                                 AMENDMENT NO. 7

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance and Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services LLC, a New York corporation, is hereby amended as follows:

     Effective March 31, 2008, A I M Distributors, Inc. name changed to Invesco Aim Distributors, Inc. All references to A I M Distributors, Inc. will hereby be deleted and replaced with "Invesco Aim Distributors, Inc."

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                           THE GUARDIAN
                                             SEPARATE
                                             ACCOUNTS              CONTRACTS FUNDED BY THE
     FUNDS AVAILABLE UNDER THE             UTILIZING THE            THE GUARDIAN SEPARATE
            POLICIES                           FUNDS                       ACCOUNTS
-----------------------------------   ----------------------   --------------------------------
          SERIES I SHARES
AIM V.I. Capital Appreciation Fund    The Guardian The         -    Park Avenue Life
AIM V.I. Core Equity Fund             Guardian Separate        -    Park Avenue Life -
AIM V.I. Utilities Fund               Account K                     Millennium Series

                                      The Guardian Separate    -    Park Avenue VUL
                                      Account M

                                      The Guardian Separate    -    Park Avenue VUL -
                                      Account N                     Millennium Series

                                                               -    Park Avenue SVUL -
                                                                    Millennium Series

                                                               -    Flexible Solutions VUL

                                                               -    Flexible Solutions VUL -
                                                                    Gold Series

          SERIES I SHARES             The Guardian Separate    -    The Guardian Investor
AIM V.I. Capital Appreciation Fund    Account E                     Retirement Asset Manager
AIM V.I. Core Equity Fund                                           Variable Annuity Contract
AIM V.I. Government Securities Fund
AIM V.I. Utilities Fund

AIM V.I. Capital Appreciation Fund    The Guardian Separate    -    Guardian Investor -
AIM V.I. Core Equity Fund             Account D                     Individual Variable Annuity
AIM V.I. Utilities Fund                                             Contract

AIM V.I. Capital Appreciation Fund    The Guardian Separate    -    Value Guard II - Individual
AIM V.I. Core Equity Fund             Account A                     Variable Annuity Contract
AIM V.I. Utilities Fund

AIM V.I. Capital Appreciation Fund    The Guardian Separate    -    Guardian C + C Variable
AIM V.I. Core Equity Fund             Account F                     Annuity Contract
AIM V.I. Government Securities Fund

      SERIES II SHARES                The Guardian Separate    -    The Guardian CXC Variable
AIM V.I. Basic Value Fund             Account F                     Annuity Contract
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Government Securities Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Utilities Fund

                                      The Guardian Separate    -    The Guardian Investor
                                      Account Q                     Income Access - Individual
                                                                    Variable Annuity Contract

                                      The Guardian Separate    -    The Guardian Investor Asset
                                      Account R                     Builder - Individual
                                                                    Variable Annuity Contract

                                      The Guardian Separate    -    Executive Benefit VUL
                                      Account N

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John M. Zerr
Title: Assistant Secretary              Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter Davidson              By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        THE GUARDIAN INSURANCE AND ANNUITY
                                        COMPANY, INC.


Attest:                                 By: /s/ Scott Dolfi
        -----------------------------       ------------------------------------
Name:                                   Name: Scott Dolfi
      -------------------------------   Title: Executive Vice President
Title:
       ------------------------------


                                        GUARDIAN INVESTOR SERVICES LLC


Attest:                                 By: /s/ Patrick Naratil
        -----------------------------       ------------------------------------
Name:                                   Name: Patrick Naratil
      -------------------------------   Title: AVP
Title:
       ------------------------------


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